Exhibit 99.1

Investor Presentation

DISCLAIMER
This presentation (the “Presentation”) is provided for information purposes only.
Forward Looking Statements. Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Generally, our use of words such as “expect,” “estimate,” “believe,” “anticipate,” “should,“ “will,” “forecast,” “plan,” project,” “assume” or similar words of futurity identify such forward-looking statements. These forward-looking statements are based on management’s current beliefs, assumption and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections of the Company’s revenue, earnings and other financial and operational measures, Company debt levels, ability to repay outstanding indebtedness, payment of dividends, and future operations, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.
Several factors could cause actual results, performance or achievements of the Company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotels rooms; the outcome of litigation; and our ability to effectively manage our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and
Exchange Commission on March 31, 2017. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures. Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between past, present and future operating results and as a means to evaluate the results of core, ongoing operations. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA). See Appendix – “Reconciliation of Adjusted EBITDA” for a reconciliation of Adjusted EBITDA to net income (loss). EBITDA and Adjusted EBITDA are commonly used measures in our industry, and we believe they are a complement to reported operating results. EBITDA and Adjusted EBITDA are not intended to represent net income (loss) defined by generally accepted accounting principles in the United States (GAAP). In addition, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than we do or may not calculate them at all, limiting the usefulness of EBITDA and Adjusted EBITDA as comparative measures. While management believes that the non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results.
Information as of June 30, 2017, unless otherwise noted

RLH BY THE NUMBERS
1,100+ Hotels
70,000+ Room
10th 48 4
Largest Franchisor States Countries in the United States
1,800+ 148%
Associates Work 5-Year CAGR in Franchise 9 for RLH Unit Growth Brands

ASSET LIGHT TRANSFORMATION | 2014-2016

RLH CORPORATION

Precedent Activities and Strategies

Disposition of 8 Non-Strategic Real Estate Interests

All 8 properties remained with the brand via the execution of long term franchise or management agreements

Strategic Hotel Acquisitions with $17M Capital Investment

- ✓ Hotel RL Baltimore
- ✓ Hotel RL Washington DC
- ✓ Red Lion Hotel Atlanta Airport

Organic and Acquisition Franchise Growth

- ✓ Organic growth through franchise sales (2016 combined companies executed 86 franchise agreements)
- ✓ M&A transactions for GuestHouse and Vantage (>1,100 properties)

Execution of RL Venture JV

- ✓ RLH assigned 12 assets (all remaining owned assets) to a JV and sold a minority interest (45% to Shelbourne)
- ✓ Transaction provided:
  - ✓ $27M to renovate key assets – renovations completed in 2016
  - ✓ Repaid RLH debt and added non-recourse debt to the JV
  - ✓ Management contracts for the 12 assets (5 yr term)
  - ✓ Sold one property in Q4 2016; 11 remain as of 6/30/17

Balance Sheet Transformation

- ✓ Repaid all RLH Corporate LT Debt
- ✓ Repaid $30M in Trust Preferreds with a 9.5% coupon cost
- ✓ Equity Offering, $18.5M net proceeds
- ✓ $45.1M in cash, cash equivalents, and restricted cash as of 6/30/17

"Fifty-year old start-up in its 3rd year of transformation"

4

INVESTMENT HIGHLIGHTS

RLH CORPORATION

Asset Light Franchise Model

- ✓ High ROIC, asset-light franchise model with national and international scale consisting of ~1,100 hotels and >70,000 rooms
- ✓ Transformational acquisition adding cycle-neutral income stream and accretive growth potential through technology and operational overlays
- ✓ Increased brand recognition and business development personnel designed to deliver acceleration of new franchise agreements

Strong Organic Growth*

- ✓ 15% organic growth in 2016
- ✓ More than 40 units expected to open in the next 12-18 months
- ✓ Acquired economy segment delivering over 7% RevPAR growth in 2016 owing to full deployment of RLH technology platform (RevPAK and Hello Rewards)
- ✓ Results driven by leveraging and applying state of the art technology

State of the Art Guest Mgmt Platform

- ✓ Developed & deployed proprietary digital guest and revenue management platform – RevPAK – consisting of ~15 software service providers to deliver best-in-class functionality
- ✓ Integrated platform provides solutions for administrative functions, reservations, digital marketing, revenue management and guest services, as well as business intelligence & performance measurement
- ✓ Enhances ability to optimize operational performance
- ✓ Provides RLH ecosystem with up to 300 booking channels

* As of June 30, 2017

5

INVESTMENT HIGHLIGHTS
Innovative Rewards Seasoned Leadership Balanced Sheet Program Team Poised for Growth*
Revolutionized rewards Over 150 years of collective No corporate level debt program to recognize retail lodging experience • $111.1M net JV level consumer debt with recourse to Proven ability to implement and hotels in the ventures Instant gratification as well as execute transformational • RLH’s share of JV debt is rewards for multiple stays business plan $63.4M
Preferential pricing and Deep expertise in lodging, RLH’s share of cash, cash premium perks with national, franchise development, digital equivalents, and restricted regional and local retailers and marketing and brand cash is $35.4M as of June 30, service providers positioning and the execution 2017 of asset-light business model
* As of June 30, 2017 6

VANTAGE ACQUISITION

RLH CORPORATION

DEAL SUMMARY:

Consistent with RLH's desire to grow the asset-light, franchise business nationwide

1,000 HOTELS

Immediately added significant scale to the system with the addition of over 1,000 hotels – increasing national presence by 19 states

Unique business model has been historically successful in the economy and midscale hotel brands

Significant strategic and operating benefits. Franchise Segment profit margin was 28.6% as of June 30, 2017

Acquired considerable franchise management talent in the economy / mid-scale segments

Complementary to the recent GuestHouse / Settle Inn acquisition

Stock and earn-out components of the transaction consideration create alignment with the Vantage principals / earn-out further protects RLH from risk of contract terminations post-closing

Debt free platform that could contribute ~ $5M of EBITDA to RLH in 2017 without assuming any economies of scale

Contracts are typically one year with automatic renewals; royalty and marketing fees are based on room count versus rooms revenue; average hotel is 50 to 60 rooms

Provides additional scale and leverage for marketing funds

Americas Best Value Inn & Suites

Canadas Best Value Inn & Suites

Numerous brands – the majority of which are Americas Best Value Inn and Canadas Best Value Inn

7

FRANCHISE
OF CHOICE

ADJUSTED EBITDA
The Franchise division is estimated to 50% contribute over 40% of the overall consolidated RLH Adjusted EBITDA 40%
T DA 40%
in 2017.
E BI Adj
30% 27%
2017 Adjusted EBITDA faces almost d $4M of headwinds unfavorably impacting date
l i
YoY profit. ons o 20% The headwinds include:C
of
Disposition of the Coos Bay property t 10% primarily in Q3 2017 Percen 5% Reductions in Entertainment Division 0% primarily in Q2 2017 2015 2016 2017E Higher Hotels labor cost primarily in
All values in millions
the state of Washington due to
Adj EBITDA 2015 2016 2017E minimum wage increases Increased variable compensation Franchise Division 0.6 5.3 9-10 based on achievements against 2017 Other Divisions 11.9 14.2 13 budget Total RLH 12.5 19.5 22-23
Adjusting for these headwinds would Total RLH % Change 56% 13% to 18% result in a >30% YoY increase. Franchise % of Total 5% 27% 40%

POSITIONING RLH AS “FRANCHISE OF
CHOICE”
Establish RLH as the
“Franchise of Choice” by blending our cultures, focusing on brand stratification, and exceeding best-in-class service and delivery.
Achieving Franchise Growth by:
Completing Offering Growing Meeting and Grow Implement brand competitive brands in exceeding internal new stratification fees North budget lead technologies America expectations generation

STREAMLINED BRAND PLATFORM
INCREASE BRAND FLEXIBLE REDUCE AWARENESS FRANCHISING COSTS
More resources per brand Offer owners the ability to More efficient use of Larger footprint per brand move up or down the quality marketing and Focus brand definitions scale of our 9 brand company resources offerings as their business needs and/or market changes

BRAND STRATIFICATION PLAN – 9 FLAGS
UPSCALE Upscale offering
Centrally located in destination, adventure and university cities Flat fee (Introductory offer)
Midscale offering with or without a restaurant Primary and secondary markets Variable fee (% of GRR)
Midscale Extended Stay Flat fee
Affordable Boutique offering
Older hotels in markets that could support RevPAR lift Flat fee
Upper Economy offering Flat fee
Economy offering
Strong national presence with numerous opportunities for repositioning Flat fee
Lower Economy offering
National brand with few brand restrictions ECONOMY Flat fee

ILLUSTRATIVE FRANCHISE ECONOMICS AND GROWTH
POTENTIAL
All figures below are year one averages
More than 40 hotels expected to open over next 12 to 18 months
Hotel RL Midscale Economy
Room Count 130 105 59
Fee Type Flat per Key* Percent of GRR Flat per Key
RLH Revenue 350K 136.5K 53.8K RLH Profit 130k 45.5K 15.2K Profit Margin % 37.1% 33.3% 28.3%
Startup Costs - Payback** 6-9 month 3-9 month 0-6 month
Execution to Opening 4 - 12 months 2 - 8 months 1 - 3 months
Expected Openings (12-18 Months) 4 Approx. 10 Approx. 30
* Introductory offer
** Some Hotel RL and Midscale deals in major MSAs and/or key markets may include key money investment with average payback of less than 2 years

DRIVING RESULTS WITH TECHNOLOGY
ENGAGE INCREASE BOOKINGS MEASURE RESULTS
CUSTOMERS Up to 300 booking channels Reputation Management Sales Force Automation Business Intelligence Customer Relationship Translation Services Web Analytics Management Central Reservations System Single Sign On & Dashboard Revenue Management System Central Reservations Office Digital Marketing Field Marketing
Software incorporated into RevPAK:
2016 RevPAR Growth (%)
14.0%
12.0% 11.4%
10.0%
8.0% 7.7% 7.8%
7.2%
6.0%
4.4%
4.0% 3.6% 3.1% 3.0% 3.0%
2.0% 1.8%
0.0%
Q1 2016 Q2 2016 Q3 2016 Q4 2016 Full Year 2016
STR Economy Segment GuestHouse on RevPAK 14

EMBRACING OTA PARTNERSHIPS
When we harness the distribution channels of OTA’s we can:
Reach a much larger audience Retain more customers    Garner loyalty through our guest recognition program

INNOVATIVE REWARDS PROGRAM
a recognition-based loyalty program that offers guests the best rates and rewards with every stay.
Membership increased by 49% in 2016 and by 61% in 2017 through June 30 Hello Rewards has accounted for nearly 35% of direct bookings in 2016 and year to date in 2017 All brands have access as of April 2017 Industry recognized rewards program

FUTURE GROWTH
OPPORTUNITY

MULTIPLE DRIVERS TO MAXIMIZE VALUE
RLH will create value through organic franchise growth, targeted franchise acquisition, real estate sliver equity investment in key MSA markets, and improved efficiencies across the company
Organic Growth
Selective Accretive Platform Acquisitions MSA Acquisitions
Improve Franchise RevPAK Advancements Operating Efficiencies to Optimize Revenue to Take Expand Margins Market Share
Leverage US Infrastructure to Grow Canadian Properties

INVESTMENT OPPORTUNITIES
Adaptive Re-use of existing structures (not limited to historic) Extensive Rehabilitation (full renovation… close, re-hab, reopen) New Construction (Shovel-ready site, development incentives, EB-5)
Portfolio Acquisition for strategic growth
Institutional JV partner (80% majority share/10-20% RLH)

FRANCHISE DEVELOPMENT OPPORTUNITIES
Recent changes with many industry brands result in unhappy franchisees and are targets for our development efforts.
The teams look to convert other brands and independent properties. We have a practical commonsense approach to property improvement capital programs which are typically at lower overall costs.
Recent changes in many brands are creating opportunities:
Commoditization on street corner
High required property improvement plan (PIP) in other brands Advantages of RevPAK
Launch of competing
Enhanced brand brands within Acquisitions at Required excessive standards results in the brand larger hoteliers renovation programs unhappy franchisees family has have brought forth upsetting many upset many disruptive changes owners owners looking for new brands

RECENT RESULTS
& OUTLOOK - 2017

SUMMARY FINANCIALS
Summary Income Statement Q2
Revenue 2017 2016 %r
Hotel $33.3M $33.8M -1.3% Franchise $12.4M $4.1M 200.8% Entertainment & Other $2.8M $7.1M -60.8%
Total Revenue $48.5M $45.0M 7.9%
Adjusted EBITDA $7.1M $6.4M 10.1%
EBITDA Margin 14.6% 14.3% 29 bps
Balance Sheet as of 6/30/2017
Cash & Cash Equivalents* $32.2M Total Assets $341.2M Total Net Debt $111.1M Total Liabilities $157.8M
Total Shareholders’ Equity $183.4M
Common Shares 23.6M Fully-Diluted Shares 24.2M
Debt as of 6/30/2017
Corporate-Level Debt** $0.0M JV-Level Net Debt $111.1M RLH’s Pro-Rata Debt $63.4M
Average Interest Rate 6.1%
Notes:
* Excludes $12.9M of restricted cash
** No corporate level debt

2017 GUIDANCE
Systemwide Same Store RevPAR Growth
1% to 3%
Adjusted EBITDA $22 to $23 Million
Capital expenditures $11 to $13 Million
Executed Franchise Agreements
100 to 120 hotels

ENTERTAINMENT BUSINESS

On August 16th, 2017, Paciolan announced it has agreed to acquire the assets of TicketsWest and WestCoast Entertainment. The acquisition enables RLH Corporation to dedicate complete attention to its core business. The transaction is anticipated to close near the end of Q3 at which time the reporting segment will be reported as a discontinued operation.

Entertainment Performance Highlights:

- The Entertainment business benefited from strong ticket sales related to the Book of Mormon show in the second quarter of 2016
- The Book of Mormon show alone contributed $0.8M to Adj EBITDA in 2016.
- We expect in the full year 2017 the Entertainment business will contribute around $1M in Adj EBITDA

All values in millions

Adj EBITDA	2015	2016	2017 *
Revenue	11.1	15.7	6.1
Expenses	10.1	13.6	5.8
Divisional Profit	**0.9**	**2.1**	**0.3**

** As of June 30th 2017*



24

STRONG LEADERSHIP TEAM

RLH CORPORATION

Well-Respected Hospitality Veterans Driving Corporate Strategy

Greg Mount, President & CEO
30+ Year Industry Veteran
JV Real Estate Expert
Proven Growth Strategist



Doug Ludwig , CFO & Treasurer
30+ Year Industry Veteran
Former CFO of Four Seasons
Experienced change agent in asset light business models
Extensive global financing and capital raising experience



Bill Linehan, EVP & Chief Marketing Officer
30+ Hotel Brand Positioning
Digital Marketing Strategist



Roger Bloss, President, Global Development
40+ Years Hospitality Experience
Executive positions with major hotel franchise companies
Founded Vantage in 1996



Bernie Moyle, EVP & COO
18+ Years of commercial law
Acquisition & Growth Specialist



25

INVESTMENT HIGHLIGHTS
State of the Art Asset Light Strong Organic Guest Mgt Franchise Model Growth Platform (RevPAK)
Innovative Balanced Sheet Rewards Seasoned Poised for Program (Hello Leadership Team Franchise Unit Rewards) Growth

APPENDIX

REVITALIZED PROTOTYPES

HOTEL RL – NEW ICONIC UPSCALE BRAND
PIONEER
We’re bold, always pushing forward and confidently leading the pack
NURTURE
We’re welcoming, comfortable, inspired – a place to pursue passions freely
Launched 7 Hotel RL’s so far and have 4 under development that are expected to open in the next 18-24 months
WONDER
We keep curiosity • Full service • 3-star brand alive with great art, • Food & beverage • Launched August 2015 tech and events • Upscale

RED LION BRANDS
REFRESHED, RELEVANT, ATTRACTIVE CONVERSION OPTIONS
Friendly service and unique local flair
• Full service hotel
• Food & beverage
• Meeting facilities
• Diverse room selection
• Fitness center
• Midscale
• Average size: 120-300 rooms
Clever design providing guests the essentials they need
• Limited service hotel
• No food & beverage
• No meeting facilities
• Midscale
• Average size: 80-200 rooms

SETTLE INN
With big, comfy studio rooms, neighborly service and lots of space to relax and do your thing, we invite you to unpack, unwind and settle in.
• Midscale
• Select service
• Extended stay

GUESTHOUSE
Sit back, relax and enjoy a crisp, clean stay. We focus on getting all the comforts of home just right—spotless spaces, friendly faces, and service you can rely on—because when you stay here, you’re a guest in our house.
• Economy
• Select service
• Average size: 60-200 rooms

SIGNATURE INN
Signature Inn is an upper-economy brand with an independent ethos. It is ideally suited for conversions in primary and secondary markets.
• Upper economy • Convenient locations
• Independent ethos • Colorful and hip tone of voice
• Modern retro design

AMERICAS & CANADAS BEST VALUE INNS
Guests always leave with a sense of pride knowing they received the most for their money. It’s this value that makes us such an accessible option for solo travelers and families alike, and why we so strongly uphold our small business identity and the heritage from which it stems.
• Economy
• Focus on comfort essentials
• Best value
• Patriotism

COUNTRY HEARTH
With a strong concentration on getting the essentials just right, our guests can expect an effortless hotel experience whether they are just coming in off the road or made a reservation in advance.
Ideally suited for conversions in secondary and tertiary markets
• Lower economy
• Focus on comfort essentials
• Friendly and helpful staff
• Flexibility

RECONCILIATION OF ADJUSTED EBITDA
Three Months Ended June 30,
2017 2016
(In thousands) Net income (loss) $                75 $                622 Depreciation and amortization                4,596                4,037 Interest expense                2,037                1,487 Income tax expense                172                 34 EBITDA                6,880                6,180 Acquisition and integration costs (1)                186                240 Employee separation costs (2)                3                396 (Gain)/loss on sale of assets (3)                 -                (393)
Adjusted EBITDA $                7,069 $                6,423
(1) On September 30, 2016 RLHC acquired Vantage. Net expenses associated with the acquisition and changes in the fair value of contingent consideration are included within Acquisition and integration costs on our consolidated statement of operations.
(2) Separation costs associated with the CFO transition.
(3) Gain on the sale of intellectual property.